EXHIBIT 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of June 16, 2011 (this “Agreement”), is among SCOLR Pharma, Inc., a Delaware corporation (the “Company” or the “Debtor”), and the holders of the Company’s 8% Senior Secured Convertible Debentures due two years following their issuance, in the original aggregate principal amount up to $1,750,000 (collectively, the “Debentures”) signatory hereto, their endorsees, transferees and assigns (collectively, the “Secured Parties”).

W I T N E S S E T H:

WHEREAS, pursuant to the Purchase Agreement (as defined in the Debentures), the Secured Parties have severally agreed to extend the loans to the Company evidenced by the Debentures; and

WHEREAS, in order to induce the Secured Parties to extend the loans evidenced by the Debentures, the Debtor has agreed to execute and deliver to the Secured Parties this Agreement and to grant the Secured Parties, pari passu with each other Secured Party and through the Agent (as defined in Section 18 hereof), a security interest in certain property of the Debtor to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Debentures.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “account”, “chattel paper”, “commercial tort claim”, “deposit account”, “document”, “equipment”, “fixtures”, “general intangibles”, “goods”, “instruments”, “inventory”, “investment property”, “letter-of-credit rights”, “proceeds” and “supporting obligations”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a) “Collateral” means the collateral in which the Secured Parties are granted a security interest by this Agreement and which shall include the following personal property of the Debtor, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith, and all dividends, interest, cash, notes, securities, equity interest or other property at any time and from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, any or all of the Pledged Securities, if any, (as defined below):

(i) All goods, including, without limitation, (A) all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with any Debtor’s businesses and all improvements thereto; and (B) all inventory;

(ii) All contract rights and other general intangibles, including, without limitation, all partnership interests, membership interests, stock or other securities, rights under any of the Organizational Documents, agreements related to the Pledged Securities, if any, licenses, distribution and other agreements, computer software (whether “off-the-shelf”, licensed from any third party or developed by the Debtor), computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, and income tax refunds;

(iii) All accounts, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each account, including any right of stoppage in transit;

(iv) All documents, letter-of-credit rights, instruments and chattel paper;

(v) All commercial tort claims;

(vi) All deposit accounts and all cash (whether or not deposited in such deposit accounts);

(vii) All investment property;

(viii) All supporting obligations; and

(ix) All files, records, books of account, business papers, and computer programs; and

(x) the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(ix) above.

Without limiting the generality of the foregoing, the “Collateral” shall include any other shares of capital stock and/or other equity interests of any other direct or indirect subsidiary of the Debtor obtained in the future, and, in each case, all certificates representing such shares and/or equity interests and, in each case, all rights, options, warrants, stock, other securities and/or equity interests that may hereafter be received, receivable or distributed in respect of, or exchanged for, any of the foregoing and all rights arising under or in connection with the Pledged Securities, if any, including, but not limited to, all dividends, interest and cash.

Notwithstanding the foregoing, nothing herein shall be deemed to constitute an assignment of any asset which, in the event of an assignment, becomes void by operation of applicable law or the assignment of which is otherwise prohibited by applicable law (in each case to the extent that such applicable law is not overridden by Sections 9-406, 9-407 and/or 9-408 of the UCC or other similar applicable law); provided, however, that to the extent permitted by applicable law, this Agreement shall create a valid security interest in such asset and, to the extent permitted by applicable law, this Agreement shall create a valid security interest in the proceeds of such asset.

(b) “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

(c) “Majority in Interest” means, at any time of determination, the majority in interest (based on then-outstanding principal amounts of Debentures at the time of such determination) of the Secured Parties.

(d) “Necessary Endorsement” means undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Agent (as that term is defined below) may reasonably request.

(e) “Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Debtor to the Secured Parties, including, without limitation, all obligations under this Agreement, the Debentures and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any of the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Debentures and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Debtor from time to time under or in connection with this Agreement, the Debentures and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Debtor.

(f) “Organizational Documents” the documents by which the Debtor was organized (such as a certificate of incorporation, certificate of limited partnership or articles of organization, and including, without limitation, any certificates of designation for preferred stock or other forms of preferred equity) and which relate to the internal governance of the Debtor (such as bylaws, a partnership agreement or an operating, limited liability or members agreement).

(g) “Permitted Dispositions” shall have the meaning ascribed to such term in Section 4(l).

(h) “Pledged Interests” shall have the meaning ascribed to such term in Section 4(j).

(i) “Pledged Securities” shall have the meaning ascribed to such term in Section 4(i).

(j) “UCC” means the Uniform Commercial Code of the State of New York and or any other applicable law of any state or states which has jurisdiction with respect to all, or any portion of, the Collateral or this Agreement, from time to time.

2. Grant of Security Interest in Collateral. As an inducement for the Secured Parties to extend the loans as evidenced by the Debentures and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Debtor hereby unconditionally and irrevocably pledges, grants and hypothecates to the Secured Parties a security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, the Collateral (a “Security Interest” and, collectively, the “Security Interests”).

3. Delivery of Certain Collateral. Contemporaneously or prior to the execution of this Agreement, or if formed or acquired after the date hereof on the date of formation or acquisition, the Debtor shall deliver or cause to be delivered to the Agent (a) any and all certificates and other instruments representing or evidencing the Pledged Securities, if any, and (b) any and all certificates and other instruments or documents representing any of the other Collateral, in each case, together with all Necessary Endorsements. The Debtor is, contemporaneously with the execution hereof, delivering to Agent, or have previously delivered to Agent, a true and correct copy of each Organizational Document governing any of the Pledged Securities, if any.

4. Representations, Warranties, Covenants and Agreements of the Debtor. Except as set forth under the corresponding section of the disclosure schedules delivered to the Secured Parties concurrently herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof, the Debtor represents and warrants to, and covenants and agrees with, the Secured Parties as follows:

(a) The Debtor has the requisite corporate, partnership, limited liability company or other power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by the Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Debtor and no further action is required by the Debtor. This Agreement has been duly executed by the Debtor. This Agreement constitutes the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization and similar laws of general application relating to or affecting the rights and remedies of creditors and by general principles of equity.

(b) The Debtor has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where

Collateral is stored or located, except as set forth on Schedule A attached hereto. Except as specifically set forth on Schedule A, the Debtor is the record owner of the real property where such Collateral is located, and there exist no mortgages or other liens on any such real property that is owned by the Debtor except for Permitted Liens (as defined in the Debentures). Except as disclosed on Schedule A, none of such Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(c) Except for Permitted Liens (as defined in the Debentures) and except as set forth on Schedule B attached hereto, the Debtor is the sole owner of the Collateral (except for non-exclusive licenses granted by the Debtor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims, and are fully authorized to grant the Security Interests. Except as set forth on Schedule C attached hereto, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that will be filed in favor of the Secured Parties pursuant to this Agreement) covering or affecting any of the Collateral. Except as set forth on Schedule C attached hereto and except pursuant to this Agreement, as long as this Agreement shall be in effect, the Debtor shall not execute and shall not knowingly permit to be on file in any such office or agency any other financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement).

(d) No written claim has been received that any Collateral or the Debtor’s use of any Collateral violates the rights of any third party. There has been no adverse decision to the Debtor’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtor’s right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtor, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e) The Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements under the UCC and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interests to create in favor of the Secured Parties a valid, perfected and continuing perfected first priority lien in the Collateral.

(f) This Agreement creates in favor of the Secured Parties a valid security interest in the Collateral, subject only to Permitted Liens (as defined in the Debentures) securing the payment and performance of the Obligations. Upon making the filings described in the immediately following paragraph, all security interests created hereunder in any Collateral which may be perfected by filing Uniform Commercial Code financing statements shall have been duly perfected. Except for the filing of the Uniform Commercial Code financing statements referred to in the immediately following paragraph, the recordation of the Intellectual Property Security Agreement (as defined in Section 4(p) hereof) with respect to copyrights and copyright applications in the United States Copyright Office referred to in paragraph (mm), the execution and delivery of deposit account control agreements satisfying the requirements of Section 9-104(a)(2) of the UCC with respect to each deposit account of the Debtor, and the delivery of the certificates and other instruments provided in Section 3, no action is necessary to create, perfect or protect the security interests created hereunder (it being acknowledged that no Intellectual Property Security Agreement or Account Control Agreement is contemplated to be delivered unless requested by the Agent). Without limiting the generality of the foregoing, except for the filing of said financing statements, the recordation of said Intellectual Property Security Agreement, and the execution and delivery of said deposit account control agreements, other than has been obtained or made, no consent of any third parties and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the execution, delivery and performance of this Agreement by the Company, or (ii) the creation or perfection of the Security Interests created hereunder in the Collateral as it exists on the date hereof.

(g) The Debtor hereby authorizes the Agent to file one or more financing statements under the UCC, with respect to the Security Interests, with the proper filing and recording agencies in any jurisdiction deemed proper by it.

(h) The execution, delivery and performance of this Agreement by the Debtor does not (i) violate any of the provisions of any Organizational Documents of the Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to the Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing the Debtor’s debt or otherwise) or other understanding to which the Debtor is a party or by which any property or asset of the Debtor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of the Debtor) necessary for the Debtor to enter into and perform its obligations hereunder have been obtained.

(i) The Company does not own, directly or indirectly, any capital stock or other equity interests. In the event that the Company (or any subsidiary hereafter formed or acquired) forms or acquires capital stock or equity interest, directly or indirectly, of another entity, such capital stock or equity interest shall be defined as “Pledged Securities” hereunder. The Company shall keep such Pledged Securities free and clear of any liens, security interest or other encumbrance, other than the Security Interest created by this Agreement, and the Company shall comply with all terms and conditions hereunder in respect of the Pledged Securities on the date(s) acquired (including, without limitation, the delivery of such Pledged Securities to the Agent together with Necessary Endorsements).

(j) The ownership and other equity interests in partnerships and limited liability companies (if any) included in the Collateral (the “Pledged Interests”) by their express terms do not provide that they are securities governed by Article 8 of the UCC and are not held in a securities account or by any financial intermediary.

(k) Except for Permitted Liens (as defined in the Debentures), the Debtor shall at all times required by this Agreement maintain the liens and Security Interests provided for hereunder as valid and perfected (but only to the extent later requested by the Agent with respect to Collateral perfected other than by filing a financing statement under Article 9 of the UCC) first priority liens and security interests in the Collateral in favor of the Secured Parties until this Agreement and the Security Interest hereunder shall be terminated pursuant to Section 14 hereof. The Debtor hereby agrees to defend the same against the claims of any and all persons and entities other than those with Permitted Liens or in respect of Permitted Dispositions. The Debtor shall safeguard and protect all Collateral for the account of the Secured Parties. At the request of the Agent, the Debtor will sign and deliver to the Agent on behalf of the Secured Parties at any time or from time to time one or more financing statements pursuant to Article 9 of the UCC in form reasonably satisfactory to the Agent and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Agent to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtor shall pay all fees, taxes and similar charges necessary to maintain the Collateral and the Security Interests hereunder, and the Debtor shall obtain and furnish to the Agent from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interests hereunder.

(l) The Debtor will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral, except in the ordinary course of business, including, without limitation, non-exclusive licenses granted by the Debtor in its ordinary course of business and sales of inventory and depreciated equipment by the Debtor in its ordinary course of business (“Permitted Dispositions”), and subject to the restrictions set forth in Section 4(c)) without the prior written consent of a Majority in Interest.

(m) The Debtor shall keep and preserve its equipment, inventory and other tangible Collateral in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

(n) The Debtor shall maintain with financially sound and reputable insurers, insurance with respect to the Collateral, including Collateral hereafter acquired, against loss or damage of the kinds and in the amounts customarily insured against by entities of established reputation having similar properties similarly situated and in such amounts as are customarily carried under similar circumstances by other such entities and otherwise as is prudent for entities engaged in similar businesses but in any event sufficient to cover the full replacement cost thereof. The Debtor shall cause each insurance policy issued in connection herewith to provide, and the insurer issuing such policy to certify to the Agent, that (a) the Agent will be named as lender loss payee and additional insured under each such insurance policy; (b) if such insurance be proposed to be cancelled or materially changed for any reason whatsoever, such insurer will promptly notify the Agent and such cancellation or change shall not be effective as to the Agent for at least thirty (30) days after receipt by the Agent of such notice, unless the effect of such change is to extend or increase coverage under the policy; and (c) the Agent will have the right (but no obligation) at its election to remedy any default in the payment of premiums within thirty (30) days of notice from the insurer of such default. If no Event of Default (as defined in the Debentures) exists and if the proceeds arising out of any claim or series of related claims do not exceed $100,000, loss payments in each instance will be applied by the Debtor to the repair and/or replacement of property with respect to which the loss was incurred to the extent reasonably feasible, and any loss payments or the balance thereof remaining, to the extent not so applied, shall be payable to the applicable Debtor; provided, however, that payments received by the Debtor after an Event of Default occurs and is continuing or in excess of $100,000 for any occurrence or series of related occurrences shall be paid to the Agent on behalf of the Secured Parties and, if received by the Debtor, shall be held in trust for the Secured Parties and immediately paid over to the Agent unless otherwise directed in writing by the Agent. Copies of such policies or the related certificates, in each case, naming the Agent as lender loss payee and additional insured shall be delivered to the Agent at least annually and at the time any new policy of insurance is issued.

(o) The Debtor shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Parties promptly, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties’ security interest, through the Agent, therein.

(p) The Debtor shall promptly execute and deliver to the Agent such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Agent may from time to time reasonably request and may in its sole discretion deem necessary to perfect, protect or enforce the Secured Parties’ security interest in the Collateral including, without limitation, if applicable, the execution and delivery of a separate security agreement with respect to the Debtor’s Intellectual Property (“Intellectual Property Security Agreement”) in which the Secured Parties have been granted a security interest hereunder, substantially in a form reasonably acceptable to the Agent, which Intellectual Property Security Agreement, other than as stated therein, shall be subject to all of the terms and conditions hereof.

(q) The Debtor shall permit the Agent and its representatives and agents to inspect the Collateral during normal business hours and upon reasonable prior notice, and to make copies of records pertaining to the Collateral as may be reasonably requested by the Agent from time to time.

(r) The Debtor shall use commercially reasonable efforts to pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

(s) The Debtor shall promptly notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

(t) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of the Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

(u) The Debtor shall at all times preserve and keep in full force and effect their respective valid existence and good standing and any rights and franchises material to its business for the periods permitted by applicable law.

(v) The Debtor will not change its name, type of organization, jurisdiction of organization, organizational identification number (if it has one), legal or corporate structure, or identity, or add any new fictitious name unless it provides at least 30 days prior written notice to the Secured Parties of such change and, at the time of such written notification, the Debtor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

(w) Except in the ordinary course of business, the Debtor may not consign any of its inventory or sell any of its inventory on bill and hold, sale or return, sale on approval, or other conditional terms of sale without the consent of the Agent which shall not be unreasonably withheld.

(x) The Debtor may not relocate its chief executive office to a new location without providing 30 days prior written notification thereof to the Secured Parties and so long as, at the time of such written notification, the Debtor provides any financing statements or fixture filings necessary to perfect and continue the perfection of the Security Interests granted and evidenced by this Agreement.

(y) The Debtor was organized and remains organized solely under the laws of the State of Delaware. Schedule D sets forth the Debtor’s organizational identification number or, if the Debtor does not have one, states that one does not exist.

(z) (i) The actual name of the Debtor is the name set forth in the preamble to this Agreement; (ii) the Debtor has no trade names; (iii) the Debtor has not used any name other than that stated in the preamble for the preceding five years; and (iv) no entity has merged into the Debtor or been acquired by the Debtor within the past five years.

(aa) At any time and from time to time that any Collateral consists of instruments, certificated securities or other items that require or permit possession by the secured party to perfect the security interest created hereby, the Debtor shall deliver such Collateral to the Agent.

(bb) The Debtor, in its capacity as issuer, hereby agrees to comply with any and all orders and instructions of Agent regarding the Pledged Interests consistent with the terms of this Agreement without the further consent of the Debtor as contemplated by Section 8-106 (or any successor section) of the UCC. Further, the Debtor agrees that it shall not enter into a similar agreement (or one that would confer “control” within the meaning of Article 8 of the UCC) with any other person or entity.

(cc) The Debtor shall cause all tangible chattel paper constituting Collateral to be delivered to the Agent, or, if such delivery is not possible, then to cause such tangible chattel paper to contain a legend noting that it is subject to the security interest created by this Agreement. To the extent that any Collateral consists of electronic chattel paper, the Debtor shall cause the underlying chattel paper to be “marked” within the meaning of Section 9-105 of the UCC (or successor section thereto).

(dd) If there is any investment property or deposit account included as Collateral that can be perfected by “control” through an account control agreement, the Debtor shall notify the Secured Parties and the Agent, and upon request of the Agent cause such an account control agreement, in form and substance in each case satisfactory to the Agent, to be entered into and delivered to the Agent for the benefit of the Secured Parties.

(ee) To the extent that any Collateral consists of letter-of-credit rights, the Debtor shall cause the issuer of each underlying letter of credit to consent to an assignment of the proceeds thereof to the Secured Parties.

(ff) To the extent that any Collateral is in the possession of any third party, the Debtor shall join with the Agent, as requested by the Agent, in notifying such third party of the Secured Parties’ security interest in such Collateral and shall use its best efforts to obtain an acknowledgement and agreement from such third party with respect to the Collateral, in form and substance reasonably satisfactory to the Agent.

(gg) If the Debtor shall at any time hold or acquire a commercial tort claim, the Debtor shall promptly notify the Secured Parties in a writing signed by the Debtor of the particulars thereof and grant to the Secured Parties in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent.

(hh) The Debtor shall immediately provide written notice to the Secured Parties of any and all accounts which arise out of contracts with any governmental authority and, to the extent necessary to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof, shall execute and deliver to the Agent an assignment of claims for such accounts and cooperate with the Agent in taking any other steps required, in its judgment, under the Federal Assignment of Claims Act or any similar federal, state or local statute or rule to perfect or continue the perfected status of the Security Interests in such accounts and proceeds thereof.

(ii) The Debtor shall cause each subsidiary of the Debtor to immediately become a party hereto (an “Additional Debtor”), by executing and delivering an Additional Debtor Joinder in substantially the form of Annex A attached hereto and comply with the provisions hereof to the Debtor. Concurrent therewith, the Additional Debtor shall deliver replacement schedules for, or supplements to all other Schedules to (or referred to in) this Agreement, as applicable, which replacement schedules shall supersede, or supplements shall modify, the Schedules then in effect. The Additional Debtor shall also deliver such opinions of counsel, authorizing resolutions, good standing certificates, incumbency certificates, organizational documents, financing statements and other information and documentation as the Agent may reasonably request. Upon delivery of the foregoing to the Agent, the Additional Debtor shall be and become a party to this Agreement with the same rights and obligations as the Debtor, for all purposes hereof as fully and to the same extent as if it were an original signatory hereto and shall be deemed to have made the representations, warranties and covenants set forth herein as of the date of execution and delivery of such Additional Debtor Joinder, and all references herein to the “Debtor” shall be deemed to include each Additional Debtor.

(jj) The Debtor shall vote the Pledged Securities, if any, to comply with the covenants and agreements set forth herein and in the Debentures.

(kk) The Debtor shall register the pledge of the applicable Pledged Securities, if any, on the books of the Debtor. The Debtor shall notify each issuer of Pledged Securities, if any, to register the pledge of the applicable Pledged Securities, if any, in the name of the Secured Parties on the books of such issuer. Further, except with respect to certificated securities delivered to the Agent, the Debtor shall deliver to Agent an acknowledgement of pledge (which, where appropriate, shall comply with the requirements of the relevant UCC with respect to perfection by registration) signed by the issuer of the applicable Pledged Securities, if any, which acknowledgement shall confirm that: (a) it has registered the pledge on its books and records; and (b) at any time directed by Agent during the continuation of an Event of Default, such issuer will transfer the record ownership of such Pledged Securities, if any, into the name of any designee of Agent, will take such steps as may be necessary to effect the transfer, and will comply with all other instructions of Agent regarding such Pledged Securities, if any, without the further consent of the Debtor.

(ll) In the event that, upon an occurrence of an Event of Default, Agent shall sell all or any of the Pledged Securities, if any, to another party or parties (herein called the “Transferee”) or shall purchase or retain all or any of the Pledged Securities, if any, the Debtor shall, to the extent applicable: (i) deliver to Agent or the Transferee, as the case may be, the articles of incorporation, bylaws, minute books, stock certificate books, corporate seals, deeds, leases, indentures, agreements, evidences of indebtedness, books of account, financial records and all other Organizational Documents and records of the Debtor and its direct and indirect subsidiaries; (ii) use its best efforts to obtain resignations of the persons then serving as officers and directors of the Debtor and its direct and indirect subsidiaries, if so requested; and (iii) use its best efforts to obtain any approvals that are required by any governmental or regulatory body in order to permit the sale of the Pledged Securities, if any, to the Transferee or the purchase or retention of the Pledged Securities, if any, by Agent and allow the Transferee or Agent to continue the business of the Debtor and its direct and indirect subsidiaries.

(mm) Without limiting the generality of the other obligations of the Debtor hereunder, the Debtor shall promptly upon request of the Agent (i) cause to be registered at the United States Copyright Office all of its material copyrights, (ii) cause the security interest contemplated hereby with respect to all Intellectual Property registered at the United States Copyright Office or United States Patent and Trademark Office to be duly recorded at the applicable office, and (iii) give the Agent notice whenever it acquires (whether absolutely or by license) or creates any additional material Intellectual Property.

(nn) The Debtor will from time to time, promptly execute and deliver all such further instruments and documents, and take all such further action as the Agent may reasonably request to perfect and protect any security interest granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder and with respect to any Collateral or to otherwise carry out the purposes of this Agreement.

(oo) Schedule E attached hereto lists all of the patents, patent applications, trademarks, trademark applications, registered copyrights, and domain names owned by the Debtor as of the date hereof. Schedule E lists all material licenses in favor of the Debtor for the use of any patents, trademarks, copyrights and domain names as of the date hereof. All material patents and trademarks of the Debtor have been duly recorded at the United States Patent and Trademark Office and all material copyrights of the Debtor have been duly recorded at the United States Copyright Office.

(pp) Except as set forth on Schedule F attached hereto, none of the account debtors or other persons or entities obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or any similar federal, state or local statute or rule in respect of such Collateral.

5. Effect of Pledge on Certain Rights. If any of the Collateral subject to this Agreement consists of nonvoting equity or ownership interests (regardless of class, designation, preference or rights) that may be converted into voting equity or ownership interests upon the occurrence of certain events (including, without limitation, upon the transfer of all or any of the other stock or assets of the issuer), it is agreed that the pledge of such equity or ownership interests pursuant to this Agreement or the enforcement of any of Agent’s rights hereunder shall not be deemed to be the type of event which would trigger such conversion rights notwithstanding any provisions in the Organizational Documents or agreements to which the Debtor is subject or to which the Debtor is party.

6. Defaults. The following events shall be “Events of Default”:

(a) The occurrence and continuance of an Event of Default (as defined in the Debentures) under the Debentures;

(b) Any representation or warranty of the Debtor in this Agreement shall prove to have been incorrect in any material respect when made;

(c) The failure by the Debtor to observe or perform any of its obligations hereunder for five (5) days after delivery to the Debtor of notice of such failure by or on behalf of a Secured Party unless such default is capable of cure but cannot be cured within such time frame and the Debtor is using best efforts to cure same in a timely fashion; or

(d) If any material provision of this Agreement shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by the Debtor, or a proceeding shall be commenced by the Debtor, or by any governmental authority having jurisdiction over the Debtor, seeking to establish the invalidity or unenforceability thereof, or the Debtor shall deny that the Debtor has any liability or obligation purported to be created under this Agreement.

7. Duty To Hold In Trust.

(a) Upon the occurrence and continuance of any Event of Default and at any time thereafter, the Debtor shall, upon receipt of any revenue, income, dividend, interest or other sums subject to the Security Interests, whether payable pursuant to the Debentures or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties, pro-rata in proportion to their respective then-currently outstanding principal amount of Debentures for application to the satisfaction of the Obligations (and if any Debenture is not outstanding, pro-rata in proportion to the initial purchases of the remaining Debentures).

(b) If the Debtor shall become entitled to receive or shall receive any securities or other property (including, without limitation, shares of Pledged Securities, if any, or instruments representing Pledged Securities, if any, acquired after the date hereof, or any options, warrants, rights or other similar property or certificates representing a dividend, or any distribution in connection with any recapitalization, reclassification or increase or reduction of capital, or issued in connection with any reorganization of the Debtor or any of its direct or indirect subsidiaries) in respect of the Pledged Securities, if any, (whether as an addition to, in substitution of, or in exchange for, such Pledged Securities, if any, or otherwise), the Debtor agrees to (i) accept the same as the agent of the Secured Parties; (ii) hold the same in trust on behalf of and for the benefit of the Secured Parties; and (iii) to deliver any and all certificates or instruments evidencing the same to Agent on or before the close of business on the fifth business day following the receipt thereof by the Debtor, in the exact form received together with the Necessary Endorsements, to be held by Agent subject to the terms of this Agreement as Collateral.

8. Rights and Remedies Upon Default.

(a) Upon the occurrence of any Event of Default and during the continuance thereof, the Secured Parties, acting through the Agent, shall have the right to exercise all of the remedies conferred hereunder and under the Debentures, and the Secured Parties shall have all the rights and remedies of a secured party under the UCC. Without limitation, the Agent, for the benefit of the Secured Parties, shall have the following rights and powers:

(i) The Agent shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Debtor shall assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Debtor’s premises or elsewhere, and make available to the Agent, without rent, all of the Debtor’s respective premises and facilities for the purpose of the Agent taking possession of, removing or putting the Collateral in saleable or disposable form.

(ii) Upon notice to the Debtor by Agent, all rights of the Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise and all rights of the Debtor to receive the dividends and interest which it would otherwise be authorized to receive and retain, shall cease. Upon such notice, Agent shall have the right to receive, for the benefit of the Secured Parties, any interest, cash dividends or other payments on the Collateral and, at the option of Agent, to exercise in such Agent’s discretion all voting rights pertaining thereto. Without limiting the generality of the foregoing, Agent shall have the right (but not the obligation) to exercise all rights with respect to the Collateral as it were the sole and absolute owner thereof, including, without limitation, to vote and/or to exchange, at its sole discretion, any or all of the Collateral in connection with a merger, reorganization, consolidation, recapitalization or other readjustment concerning or involving the Collateral or the Debtor or any of its direct or indirect subsidiaries.

(iii) The Agent shall have the right to operate the business of the Debtor using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtor or right of redemption of the Debtor, which are hereby expressly waived. Upon each such sale, lease, assignment or other transfer of Collateral, the Agent, for the benefit of the Secured Parties, may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtor, which are hereby waived and released.

(iv) The Agent shall have the right (but not the obligation) to notify any account debtors and any obligors under instruments or accounts to make payments directly to the Agent, on behalf of the Secured Parties, and to enforce the Debtor’s rights against such account debtors and obligors.

(v) The Agent, for the benefit of the Secured Parties, may (but is not obligated to) direct any financial intermediary or any other person or entity holding any investment property to transfer the same to the Agent, on behalf of the Secured Parties, or its designee.

(vi) The Agent may (but is not obligated to) transfer any or all Intellectual Property registered in the name of the Debtor at the United States Patent and Trademark Office and/or Copyright Office into the name of the Secured Parties or any designee or any purchaser of any Collateral.

(b) The Agent shall comply with any applicable law in connection with a disposition of Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Agent may sell the Collateral without giving any warranties and may specifically disclaim such warranties. If the Agent sells any of the Collateral on credit, the Debtor will only be credited with payments actually made by the purchaser. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent’s rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

(c) For the purpose of enabling the Agent to further exercise rights and remedies under this Section 8 or elsewhere provided by agreement or applicable law, the Debtor hereby grants to the Agent, for the benefit of the Agent and the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Debtor) to use, license or sublicense following and during the continuance of an Event of Default, any Intellectual Property now owned or hereafter acquired by the Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

9. Applications of Proceeds. The proceeds of any such sale, lease or other disposition of the Collateral hereunder or from payments made on account of any insurance policy insuring any portion of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Agent in enforcing the Secured Parties’ rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations pro rata among the Secured Parties (based on then-outstanding principal amounts of Debentures at the time of any such determination), and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the Debtor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, at the rate of 18% per annum or the lesser amount permitted by applicable law (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due solely to the gross negligence or willful misconduct of the Secured Parties as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction.

10. Securities Law Provision. The Debtor recognizes that Agent may be limited in its ability to effect a sale to the public of all or part of the Pledged Securities, if any, by reason of certain prohibitions in the Securities Act of 1933, as amended, or other federal or state securities laws (collectively, the “Securities Laws”), and may be compelled to resort to one or more sales to a restricted group of purchasers who may be required to agree to acquire the Pledged Securities, if any, for their own account, for investment and not with a view to the distribution or resale thereof. The Debtor agrees that sales so made may be at prices and on terms less favorable than if the Pledged Securities, if any, were sold to the public, and that Agent has no obligation to delay the sale of any Pledged Securities, if any, for the period of time necessary to register the Pledged Securities, if any, for sale to the public under the Securities Laws. The Debtor shall cooperate with Agent in its attempt to satisfy any requirements under the Securities Laws (including, without limitation, registration thereunder if requested by Agent) applicable to the sale of the Pledged Securities, if any, by Agent.

11. Costs and Expenses. The Debtor agrees to pay all reasonable out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Agent. The Debtor shall also pay all other claims and charges (other than in respect of Permitted Liens) which in the reasonable opinion of the Agent is reasonably likely to prejudice, imperil or otherwise affect the Collateral or the Security Interests therein. The

Debtor will also, upon demand, pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent, for the benefit of the Secured Parties, may incur, including the reasonable fees and expenses of its counsel and of any experts and agents, in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Debentures. Until so paid, any fees payable hereunder shall be added to the principal amount of the Debentures and shall bear interest at the Default Rate.

12. Responsibility for Collateral. The Debtor assumes all liabilities and responsibility in connection with all Collateral, and the Obligations shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason. Without limiting the generality of the foregoing, (a) neither the Agent nor any Secured Party (i) has any duty (either before or after an Event of Default) to collect any amounts in respect of the Collateral or to preserve any rights relating to the Collateral, or (ii) has any obligation to clean-up or otherwise prepare the Collateral for sale, and (b) the Debtor shall remain obligated and liable under each contract or agreement included in the Collateral to be observed or performed by the Debtor thereunder. Neither the Agent nor any Secured Party shall have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any Secured Party of any payment relating to any of the Collateral, nor shall the Agent or any Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or to which the Agent or any Secured Party may be entitled at any time or times.

13. Security Interests Absolute. All rights of the Secured Parties and all obligations of the Debtor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guarantee, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Debtor, or a discharge of all or any part of the Security Interests granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Debtor’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Debtor waives all right to require the Secured Parties to proceed against any other person or entity or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. The Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

14. Term of Agreement. This Agreement and the Security Interests shall terminate on the date on which all payments under the Debentures have been indefeasibly paid in full or all Debentures have been converted in accordance with their terms, and all other Obligations have been paid or discharged; provided, however, that all indemnities of the Debtor contained in this Agreement (including, without limitation, Annex B hereto) shall survive and remain operative and in full force and effect regardless of the termination of this Agreement. Upon termination of this Agreement, the Agent agrees to execute any and all documents on behalf of the Secured Parties reasonably requested by the Debtor for the release of the Security Interest on the Collateral, including, without limitation, UCC-3 termination statements.

15. Power of Attorney; Further Assurances.

(a) The Debtor authorizes the Agent, and does hereby make, constitute and appoint the Agent and its officers, agents, successors or assigns with full power of substitution, as the Debtor’s true and lawful attorney-in-fact, with power, in the name of the Agent or the Debtor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any note, checks, drafts, money orders or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Agent; (ii) to sign and endorse any financing statement pursuant to the UCC or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; (v) to transfer any Intellectual Property or provide licenses respecting any Intellectual Property; and (vi) generally, at the option of the Agent, and at the expense of the Debtor, at any time, or from time to time, to execute and deliver any and all documents and instruments and to do all acts and things which the Agent deems necessary to protect, preserve and realize upon the Collateral and the Security Interests granted therein in order to effect the intent of this Agreement and the Debentures all as fully and effectually as the Debtor might or could do; and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. The designation set forth herein shall be deemed to amend and supersede any inconsistent provision in the Organizational Documents or other documents or agreements to which the Debtor is subject or to which the Debtor is a party. Without limiting the generality of the foregoing, after the occurrence and during the continuance of an Event of Default, each Secured Party is specifically authorized to execute and file any applications for or instruments of transfer and assignment of any patents, trademarks, copyrights or other Intellectual Property with the United States Patent and Trademark Office and the United States Copyright Office.

(b) On a continuing basis, the Debtor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording agencies in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule G attached hereto, all such instruments, and take all such action as may reasonably be deemed by the Agent necessary or advisable, or as reasonably requested by the Agent, to perfect the Security Interests granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Agent the grant or perfection of a perfected security interest in all the Collateral under the UCC.

(c) The Debtor hereby irrevocably appoints the Agent as the Debtor’s attorney-in-fact, with full authority in the place and instead of the Debtor and in the name of the Debtor, from time to time in the Agent’s discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Debtor where permitted by law, which financing statements may (but need not) describe the Collateral as “all assets” or “all personal property” or words of like import, and ratifies all such actions taken by the Agent. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

16. Notices. All notices, requests, demands and other communications hereunder shall be subject to the notice provision of the Purchase Agreement (as such term is defined in the Debentures). The address of the Agent for such purposes is as set forth on the signature pages hereto.

17. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Agent shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties’ rights and remedies hereunder.

18. Appointment of Agent. The Secured Parties hereby appoint CSC Trust Company of Delaware to act as their agent (“CSC” or “Agent”) for purposes of exercising any and all rights and remedies of the Secured Parties hereunder. Such appointment shall continue until revoked in writing by a Majority in Interest, at which time a Majority in Interest shall appoint a new Agent. The Agent shall have the rights, responsibilities and immunities set forth in Annex B hereto.

19. Miscellaneous.

(a) No course of dealing between the Debtor and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Debentures shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c) This Agreement, together with the exhibits and schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement and the exhibits and schedules hereto. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Debtor and the Secured Parties holding 67% or more of the principal amount of Debentures then outstanding, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

(d) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(e) No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(f) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Secured Party (other than by merger). Any Secured Party may assign any or all of its rights under this Agreement to any Person (as defined in the Purchase Agreement) to whom such Secured Party permissibly assigns or transfers any Obligations, provided such transferee agrees in writing to be bound, with respect to the transferred Obligations, by the provisions of this Agreement that apply to the “Secured Parties.”

(g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h) Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, the Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Debentures (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Except to the extent mandatorily governed by the jurisdiction or situs where the Collateral is located, the Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

(i) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(j) The Debtor shall indemnify, reimburse and hold harmless the Agent and the Secured Parties and their respective partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the Collateral, except to the extent such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final, nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in the Debentures, the Purchase Agreement (as such term is defined in the Debentures) or any other agreement, instrument or other document executed or delivered in connection herewith or therewith.

(l) Nothing in this Agreement shall be construed to subject Agent or any Secured Party to liability as a partner in the Debtor or any if its direct or indirect subsidiaries that is a partnership or as a member in the Debtor or any of its direct or indirect subsidiaries that is a limited liability company, nor shall Agent or any Secured Party be deemed to have assumed any obligations under any partnership agreement or limited liability company agreement, as applicable, of the Debtor or any of its direct or indirect subsidiaries or otherwise, unless and until any such Secured Party exercises its right to be substituted for the Debtor as a partner or member, as applicable, pursuant hereto.

(m) To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of the Debtor or any direct or indirect subsidiary of the Debtor or compliance with any provisions of any of the Organizational Documents, the Debtor hereby grant such consent and approval and waive any such noncompliance with the terms of said documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

SCOLR PHARMA, INC.

By:	/s/ Richard M. Levy
	Name:	Richard M. Levy
	Title:	Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Donald V. Moline

Signature of Authorized Signatory of Investing entity:	/s/ D. V. Moline

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Frank Gimenez & Philomena Gimenez

Signature of Authorized Signatory of Investing entity:	/s/ Frank Gimenez

Signature, if Joint account:	/s/ Philomena Gimenez

Name of Authorized Signatory:	Frank and Philomena Gimenez

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Woodrow W. Gunter II

Signature of Authorized Signatory of Investing entity:	/s/ Woodrow W. Gunter

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Douglas Friedrich & Melanie Friedrich JT/WROS

Signature of Authorized Signatory of Investing entity:

Signature, if Joint account:	/s/ Douglas Friedrich & Melanie Friedrich

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Justin Gasarch

Signature of Authorized Signatory of Investing entity:	/s/ Justin Gasarch

Signature, if Joint account:

Name of Authorized Signatory:	Justin Gasarch

Title of Authorized Signatory:	Owner

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Randall S. Knox

Signature of Authorized Signatory of Investing entity:	/s/ Randall S. Knox

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Dale M. Mayol

Signature of Authorized Signatory of Investing entity:	/s/ Dale M. Mayol

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Kenneth E. King

Signature of Authorized Signatory of Investing entity:	/s/ Kenneth E. King

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Kenneth W. Cleveland

Signature of Authorized Signatory of Investing entity:	/s/ Kenneth W. Cleveland

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Andrew K. Light

Signature of Authorized Signatory of Investing entity:	/s/ Andrew K. Light

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Andrew Hargroder

Signature of Authorized Signatory of Investing entity:	/s/ Andrew Hargroder

Signature, if Joint account:

Name of Authorized Signatory:	Andrew Hargroder

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Arthur & Marie Sterling

Signature of Authorized Signatory of Investing entity:	/s/ Arthur Sterling

Signature, if Joint account:	/s/ Marie E. Sterling

Name of Authorized Signatory:	Arthur Sterling

Title of Authorized Signatory:	Marie Sterling

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Angus Bruce / Lauralee Bruce

Signature of Authorized Signatory of Investing entity:

Signature, if Joint account:	/s/ Angus Bruce and Lauralee Bruce

Name of Authorized Signatory:	Angus Bruce

Title of Authorized Signatory:	Lauralee Bruce

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	John R. Bertsch Trust 12/4/2004 John R Bertsch TTEE

Signature of Authorized Signatory of Investing entity:	/s/ John R. Bertsch TTEE

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	David G. Linville

Signature of Authorized Signatory of Investing entity:	/s/ David G. Linville

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	David R. Gienapp

Signature of Authorized Signatory of Investing entity:	/s/ David R. Gienapp

Signature, if Joint account:

Name of Authorized Signatory:	David R. Gienapp

Title of Authorized Signatory:	Individual

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Mark Ravich

Signature of Authorized Signatory of Investing entity:	/s/ Mark Ravich

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Junge Revocable Trust Dtd 12/09/1991 John P. Junge TTEE

Signature of Authorized Signatory of Investing entity:	/s/ John P. Junge, Trustee

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Michael Dunham

Signature of Authorized Signatory of Investing entity:	/s/ Michael Dunham

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Bibicoff Family Trust

Signature of Authorized Signatory of Investing entity:	/s/ Harvey Bibicoff

Signature, if Joint account:

Name of Authorized Signatory:	Harvey Bibicoff

Title of Authorized Signatory:	Trustee

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Shadow Capital LLC

Signature of Authorized Signatory of Investing entity:	/s/ B. Kent Garlinghouse

Signature, if Joint account:

Name of Authorized Signatory:	B. Kent Garlinghouse

Title of Authorized Signatory:	Manager

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Nationwide Fleet Services Inc.

Signature of Authorized Signatory of Investing entity:	/s/ Kirt Fouque

Signature, if Joint account:

Name of Authorized Signatory:	Kirt Fouque

Title of Authorized Signatory:	President

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Dennis Fortin

Signature of Authorized Signatory of Investing entity:	/s/ Dennis Fortin

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Steven A. Boggs

Signature of Authorized Signatory of Investing entity:	/s/ Steven A. Boggs

Signature, if Joint account:

Name of Authorized Signatory:	Steven A. Boggs

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Mark S. Bourque

Signature of Authorized Signatory of Investing entity:	/s/ Mark Bourque

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Ray W. Cruz

Signature of Authorized Signatory of Investing entity:	/s/ Ray W. Cruz

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	David Stetson

Signature of Authorized Signatory of Investing entity:	/s/ David Stetson

Signature, if Joint account:

Name of Authorized Signatory:	David Stetson

Title of Authorized Signatory:	N/A

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Tad Wilson

Signature of Authorized Signatory of Investing entity:	/s/ Tad Wilson

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	John W. Crow

Signature of Authorized Signatory of Investing entity:	/s/ John W. Crow

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	John S. Tschohl TOD Dtd. 3/15/2006

Signature of Authorized Signatory of Investing entity:	/s/ John S. Tschohl

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Albert Esposito & Margaret Esposito JTWROS

Signature of Authorized Signatory of Investing entity:	/s/ Albert Esposito

Signature, if Joint account:	/s/ Margaret Esposito

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Charles B. Hilton

Signature of Authorized Signatory of Investing entity:	/s/ Charles B. Hilton

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Glenn R. Hubbard

Signature of Authorized Signatory of Investing entity:	/s/ Glenn R. Hubbard

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	David Frank Rios & Margaret Jo Rios 1999 Trust

Signature of Authorized Signatory of Investing entity:	/s/ David F Rios

Signature, if Joint account:	/s/ Margaret Rios

Name of Authorized Signatory:	David Frank Rios - Trustee

Title of Authorized Signatory:	Margaret Jo Rios - Trustee

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Richard Buchakjian

Signature of Authorized Signatory of Investing entity:	/s/ Richard Buchakjian

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Mark C. Ladendorf & Debra Ladendorf

Signature of Authorized Signatory of Investing entity:	/s/ Mark Ladendorf

Signature, if Joint account:	/s/ Debra Ladendorf

Name of Authorized Signatory:	Mark Ladendorf

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Wulf and Renate Paulick JT/WROS

Signature of Authorized Signatory of Investing entity:	/s/ Wulf Paulick

Signature, if Joint account:	/s/ Renate Paulick

Name of Authorized Signatory:	Wulf Paulick / Renate Paulick

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Robert H. Mapp

Signature of Authorized Signatory of Investing entity:	/s/ Robert H. Mapp

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Paul Seid

Signature of Authorized Signatory of Investing entity:	/s/ Paul Seid

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Peter K. Nitz

Signature of Authorized Signatory of Investing entity:	/s/ Peter K. Nitz

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:

Signature of Authorized Signatory of Investing entity:	/s/ George Bonomo

Signature, if Joint account:

Name of Authorized Signatory:	George Bonomo

Title of Authorized Signatory:	Owner

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Peter C. Murphy

Signature of Authorized Signatory of Investing entity:	/s/ Peter C. Murphy

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Starr F. Schlobohm Rev. Trust Dated 12/09/2004

Signature of Authorized Signatory of Investing entity:	/s/ Starr F. Schlobohm

Signature, if Joint account:

Name of Authorized Signatory:	Starr F. Scholobohm

Title of Authorized Signatory:	Trustee

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Samuel E. Leonard Trust

Signature of Authorized Signatory of Investing entity:	/s/ Samuel E. Leonard TTEE

Signature, if Joint account:

Name of Authorized Signatory:	Samuel E. Leonard

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Merle F. Stockley Jr.

Signature of Authorized Signatory of Investing entity:	/s/ Merle F. Stockley Jr.

Signature, if Joint account:

Name of Authorized Signatory:	Merle F. Stockley Jr.

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Raymond M. Beebe & Joan P. Beebe JTTEN

Signature of Authorized Signatory of Investing entity:	/s/ Raymond M. Beebe

Signature, if Joint account:	/s/ Joan P. Beebe

Name of Authorized Signatory:	Raymond M. Beebe and Joan P. Beebe

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	D & M Partners

Signature of Authorized Signatory of Investing entity:	/s/ Dean Weinberg

Signature, if Joint account:

Name of Authorized Signatory:	Dean Weinberg

Title of Authorized Signatory:	Director

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Robert P. Giesen

Signature of Authorized Signatory of Investing entity:	/s/ Robert P. Giesen

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Robert G. Welty

Signature of Authorized Signatory of Investing entity:	/s/ Robert G. Welty

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Carl A. Quimby Trust UAD 12/30/1994 Carl A. Quimby TTEE

Signature of Authorized Signatory of Investing entity:	/s/ Carl A. Quimby

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:	Carl A. Quimby TTEE

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Frank M. Elliott

Signature of Authorized Signatory of Investing entity:	/s/ Frank M. Elliott

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Michael Foster & Kathryn L. Foster JTWROS TOD Dtd. 1/6/2004

Signature of Authorized Signatory of Investing entity:	/s/ Michael Foster

Signature, if Joint account:	/s/ Kathryn Foster

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Edward H. Arnold

Signature of Authorized Signatory of Investing entity:	/s/ E. H. Arnold

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Robert F. Taglich

Signature of Authorized Signatory of Investing entity:	/s/ Robert F. Taglich

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Michael Taglich

Signature of Authorized Signatory of Investing entity:	/s/ Michael Taglich

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	W. Lewis Duvall

Signature of Authorized Signatory of Investing entity:	/s/ W. Lewis Duvall

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Norper Investments

Signature of Authorized Signatory of Investing entity:	/s/ Norman Perry

Signature, if Joint account:

Name of Authorized Signatory:	Norman Perry

Title of Authorized Signatory:	President

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Michael P. Hagerty

Signature of Authorized Signatory of Investing entity:	/s/ Michael P. Hagerty

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Michael D. Stedem

Signature of Authorized Signatory of Investing entity:	/s/ Michael D. Stedem

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Walter Parkes

Signature of Authorized Signatory of Investing entity:	/s/ Walter Parkes

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Sandra P. Nitz

Signature of Authorized Signatory of Investing entity:	/s/ Sandra P. Nitz

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Lawrence D. Feldhacker

Signature of Authorized Signatory of Investing entity:	/s/ Lawrence D. Feldhacker

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Stephen Hughes

Signature of Authorized Signatory of Investing entity:	/s/ Stephen Hughes

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Three Treasures LP

Signature of Authorized Signatory of Investing entity:	/s/ W K Neely

Signature, if Joint account:

Name of Authorized Signatory:	W K Neely

Title of Authorized Signatory:	President

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Dr. Modecai Bluth

Signature of Authorized Signatory of Investing entity:	/s/ Dr. Modecai Bluth

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Roy Smith & Joyce L. Smith JTWROS

Signature of Authorized Signatory of Investing entity:	/s/ Roy Smith

Signature, if Joint account:	/s/ Joyce Smith

Name of Authorized Signatory:	Roy Smith

Title of Authorized Signatory:	Owner

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Robert C. Koski

Signature of Authorized Signatory of Investing entity:	/s/ Robert Koski

Signature, if Joint account:

Name of Authorized Signatory:	Robert C. Koski

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Peter Fitzpatrick

Signature of Authorized Signatory of Investing entity:	/s/ Peter Fitzpatrick

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	C. Mark Casey

Signature of Authorized Signatory of Investing entity:	/s/ C. Mark Casey

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Bennett Greenspon

Signature of Authorized Signatory of Investing entity:	/s/ Bennett Greenspon

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Gary L. Manka

Signature of Authorized Signatory of Investing entity:	/s/ Gary L. Manka

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Larry V. Lowrance

Signature of Authorized Signatory of Investing entity:	/s/ Larry V. Lowrance

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Tom Hirsch & Maureen Hirsch

Signature of Authorized Signatory of Investing entity:	/s/ Tom Hirsch

Signature, if Joint account:	/s/ Maureen Hirsch

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Scot Holding Inc.

Signature of Authorized Signatory of Investing entity:	/s/ Patrick Gordon

Signature, if Joint account:

Name of Authorized Signatory:	Patrick Gordon

Title of Authorized Signatory:	President

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Phillip Burnett & Allyson Burnett

Signature of Authorized Signatory of Investing entity:	/s/ Phillip L. Burnett

Signature, if Joint account:	/s/ Allyson Burnett

Name of Authorized Signatory:	Phillip L. Burnett

Title of Authorized Signatory:	Allyson Burnett

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Ronald A. Rayson

Signature of Authorized Signatory of Investing entity:	/s/ Ronald A. Rayson

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Bruce Newell

Signature of Authorized Signatory of Investing entity:	/s/ Bruce Newell

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Gary L. Gray

Signature of Authorized Signatory of Investing entity:	/s/ Gary L. Gray

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Scott Isaak

Signature of Authorized Signatory of Investing entity:	/s/ Scott J. Isaak

Signature, if Joint account:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Zanett Opportunity Fund, Ltd.

Signature of Authorized Signatory of Investing entity:	/s/ Zachary McAdoo

Signature, if Joint account:

Name of Authorized Signatory:	Zachary McAdoo

Title of Authorized Signatory:	President, McAdoo Capital, Investment Manager

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	Big Red Investment

Signature of Authorized Signatory of Investing entity:	/s/ Thomas J. Bean

Signature, if Joint account:

Name of Authorized Signatory:	Thomas J. Bean

Title of Authorized Signatory:	Manager of General Partner

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO SCLR SA]

Name of Investing Entity:	William M. Stokes or Rebecca A. Stokes JTWROS

Signature of Authorized Signatory of Investing entity:	/s/ William M. Stokes

Signature, if Joint account:	/s/ Rebecca A. Stokes

Name of Authorized Signatory:	William M. Stokes

Title of Authorized Signatory:	N/A

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

IN WITNESS WHEREOF, the Collateral Agent named below has executed this Security Agreement for the limited purposes specified herein and in Annex B hereof on the day and year first above written.

COLLATERAL AGENT:

CSC TRUST COMPANY OF DELAWARE

By: /s/ Alan R. Halpern

Print Name: Alan R. Halpern

Title: Vice President

Address and fax number of Collateral Agent: 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808; (302) 636-8666.

ANNEX A

to

SECURITY

AGREEMENT

FORM OF ADDITIONAL DEBTOR JOINDER

Security Agreement dated as of June 16, 2011 made by SCOLR Pharma, Inc. and its subsidiaries party thereto from time to time, as Debtors to and in favor of the Secured Parties identified therein (the “Security Agreement”)

Reference is made to the Security Agreement as defined above; capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in, or by reference in, the Security Agreement.

The undersigned hereby agrees that upon delivery of this Additional Debtor Joinder to the Secured Parties referred to above, the undersigned shall (a) be an Additional Debtor under the Security Agreement, (b) have all the rights and obligations of the Debtor under the Security Agreement as fully and to the same extent as if the undersigned was an original signatory thereto and (c) be deemed to have made the representations and warranties set forth therein as of the date of execution and delivery of this Additional Debtor Joinder. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE UNDERSIGNED SPECIFICALLY GRANTS TO THE SECURED PARTIES A SECURITY INTEREST IN THE COLLATERAL AS MORE FULLY SET FORTH IN THE SECURITY AGREEMENT AND ACKNOWLEDGES AND AGREES TO THE WAIVER OF JURY TRIAL PROVISIONS SET FORTH THEREIN.

Attached hereto are supplemental and/or replacement Schedules to the Security Agreement, as applicable.

An executed copy of this Joinder shall be delivered to the Secured Parties, and the Secured Parties may rely on the matters set forth herein on or after the date hereof. This Joinder shall not be modified, amended or terminated without the prior written consent of the Secured Parties.

IN WITNESS WHEREOF, the undersigned has caused this Joinder to be executed in the name and on behalf of the undersigned.

[Name of Additional Debtor]

By:

Name:

Title:

Address:

Dated:

ANNEX B

to

SECURITY

AGREEMENT

THE AGENT

The Secured Parties (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Security Agreement to which this Annex B is attached (the “Agreement”)), by their acceptance of the benefits of the Agreement, hereby designate CSC Trust Company of Delaware (“CSC” or “Agent”) as the Agent to act as specified herein and in the Agreement. Each Secured Party shall be deemed irrevocably to authorize the Agent to take such action on its behalf under the provisions of the Agreement and any other Transaction Document (as such term is defined in the Purchase Agreement) and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent may perform any of its duties hereunder by or through its agents or employees.

Section 1. Appointment of Agent; Financing Statements.

(a) Upon the terms and subject to the conditions set forth herein, the Secured Parties hereby appoint Agent, and Agent, by its signature below, hereby accepts such appointment, to (i) serve as the Secured Parties’ representative and agent for purposes of filing financing statements against Debtor and with respect to the Collateral, including by listing Agent as secured party of record thereon (as such term is used in the Uniform Commercial Code (the “UCC”)), and Agent agrees that, in such capacity, Agent shall be the representative of the Secured Parties for purposes of satisfying the requirements of Section 9-502(a)(2) of the UCC, whether or not Agent is indicated in any such financing statement as acting in its capacity as a representative and agent of Secured Parties (as contemplated under Section 9-503(d) of the UCC), and (ii) take such other action or actions as Agent may be directed in writing from time to time by a Majority in Interest to create, perfect, preserve or maintain the Secured Parties security interest in the Collateral or enforce any and all rights and remedies, in whole or in part, available to the Secured Parties under the Transaction Documents with respect to the Collateral. In furtherance of the foregoing, Agent hereby agrees to promptly take any other action (x) required or directed by a Majority in Interest from time to time in order to maintain the perfection of, and preserve or protect, the Secured Parties’ security interests in the Collateral, (y) necessary in any bankruptcy or insolvency proceeding with respect to evidence the Secured Parties’ appointment of Agent hereunder and the perfection, preservation and maintenance of the Collateral in favor of Secured Parties or (z) permitted or required to be taken by a secured party of record under the UCC and directed by Debtor from time to time in order to carry out more effectively the purposes of this Agreement. Agent undertakes to perform only such duties as are expressly set forth herein, and no duties shall be implied. Agent agrees that it shall not take any action other than those actions expressly directed by a Majority in Interest. Except as expressly set forth in the Agreement (including this Annex B), a Majority in Interest shall have and retain the sole power and authority to exercise any and all powers and rights with respect to the Collateral.

(b) Agent further agrees that (i) it will file all initial financing statements against Debtor and with respect to the Collateral, as provided to Agent by Debtor which financing statements shall list Agent as secured party of record thereon, (ii) it will not amend, nor will it consent to the amendment of, any financing statements filed against Debtor with respect to the Collateral without the prior written consent of a Majority in Interest; and (iii) it shall immediately notify the Secured Parties in writing of any change to its information listed on any financing statement filed against Debtor with respect to the Collateral including, without limitation, the name or address of Agent, and shall take any action directed by a Majority in Interest to make any necessary amendments to any such financing statement.

(c) Agent shall have no liability under, and no duty to inquire as to the provisions of, any agreement other than this Agreement. Agent may rely upon, and shall not be liable for acting or refraining from acting upon, any written notice, instruction or request furnished to it hereunder and reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties except to the extent directly or indirectly caused by the gross negligence or willful misconduct of Agent, or Agent’s taking of any action in violation of this Agreement. Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document. Agent shall not be liable for any action taken or omitted by it in good faith except to the extent directly or indirectly caused by the gross negligence or willful misconduct of Agent or Agent’s taking of any action in violation of this Agreement, provided that Agent shall be fully protected in relying upon further written instructions from Debtor when uncertain if an action is authorized under this Agreement. Agent shall have no liability for assets lost or damaged while being delivered to Agent except to the extent directly or indirectly caused by the gross negligence or willful misconduct of Agent or Agent’s taking of any action in violation of this Agreement. Agent may execute any of its powers and perform any of its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. Anything in this Agreement to the contrary notwithstanding, in no event shall Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 2. Notice by Agent of Certain Events; Continuation Statements. Agent shall promptly notify the Secured Parties in writing whenever Agent receives notice, including any notices received under or in connection with the UCC, that (a) any security interest (other than the security interests of Debtor in favor of the Secured Parties under the Transaction Documents) has been placed, or attempted to be placed, on any Collateral, including any inquiries in respect of any financing statements listing Agent as secured party of record thereunder, or (b) the attachment or perfection of the security interest in the Collateral shall have been challenged. Agent shall also promptly notify the Secured Parties and the Debtor in writing that any financing statement filed against Debtor or any Additional Debtor with respect to the Collateral which lists Agent as secured party of record thereon (each, an “Expiring Financing Statement”) shall be expiring, and such notice shall be provided by Agent no earlier than six months and no later than three months prior to each such expiration (each, an “Expiration Notice”). If Agent shall not have received further instruction from a Majority in Interest or the Debtor within 10 business days following the date on which Agent sent an Expiration Notice with respect to an Expiring Financing Statement, Agent shall promptly file, in the appropriate filing office, a continuation statement with respect to such Expiring Financing Statement and shall provide evidence of the same to Debtor. All notices required to be sent to Debtor hereunder shall be sent to Debtors address at: 19204 North Creek Parkway, Suite 100, Bothell, Washington 98011. All notices required to be sent to the Secured Parties hereunder shall be sent c/o Taglich Brothers, Inc., 275 Madison Avenue, Suite 1618, New York, NY 10016; provided, however, that the Agent shall mail a copy to any Secured Party who requests to receive copies of notices hereunder.

Section 3. Representations and Warranties. Each of the Secured Parties and Agent hereby represents and warrants as of the date hereof that:

(a) If a corporation, limited liability company or other entity (an “Entity”), it is duly formed, validly existing and in good standing under the laws of its jurisdiction of incorporation;

(b) He, she or it has the full power and authority to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(c) If an Entity, the execution, delivery and performance by it of this Agreement does not violate any provision of its corporate governance documents; and

(d) This Agreement has been duly authorized, executed and delivered and constitutes its legal, valid and binding agreement, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

Section 4. Term; Termination. This Agreement shall remain in full force and effect until its termination in accordance with this Section 4. A Majority in Interest may, in their discretion, terminate this Agreement at any time it deems appropriate. Agent may terminate this Agreement, and resign from its appointment hereunder, by giving the Secured Parties at least sixty (60) days advance written notice of such resignation. Upon the termination of this Agreement, Agent shall (a) take any and all actions directed by a Majority in Interest to amend all financing statements filed against Debtor with respect to the Collateral which list Agent as secured party of record thereon, and (b) take any other action permitted or required to be taken by a secured party of record (as such term is used in the UCC) as directed by a Majority in Interest from time to time in connection with the termination of this Agreement.

Section 5. Fees. The Debtor agrees to pay to Agent, upon execution of this Agreement and from time to time thereafter, reasonable compensation for the services to be rendered hereunder, which, unless otherwise agreed in writing, shall be (i) a $500.00 initial set up fee and (ii) $2,000.00 annually. All out of pocket expenses including UCC filing fees shall be billed at cost to the Debtor.

Section 6. Indemnity. To the extent that the Agent is not reimbursed and indemnified by the Debtor, the Secured Parties shall jointly and severally indemnity, defend and hold harmless Agent and its directors, officers, agents and employees (collectively, the “Indemnified Parties”) from all loss, liability or expense arising out of or in connection with Agent’s execution and performance of this Agreement, or any Indemnified Party’s following of any instructions or other directions from a Majority in Interest with respect to the appointment of Agent under this Agreement, except, in each case, to the extent that such loss, liability or expense is due to the gross negligence or willful misconduct of any Indemnified Party or any Indemnified Party’s taking of any action in violation of this Agreement. The parties hereto acknowledge that the foregoing indemnities shall survive the termination of this Agreement.

Section 7. Rights with respect to Collateral. Each Secured Party agrees with all other Secured Parties and the Agent (i) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Agent or any of the other Secured Parties in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (ii) that such Secured Party has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Transaction Documents. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under the Agreement. After any retiring Agent’s resignation or removal hereunder as Agent, the provisions of the Agreement including this Annex B shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.